UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM	8-K
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

	Date of Report:	July 26, 2023
(Date of earliest event reported)
ARC Document Solutions, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32407		20-1700361
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification Number)

12657 Alcosta Blvd, Suite 200	San Ramon	CA	94583
(Address of principal executive offices)			(Zip Code)
	(925)	949-5100
(Registrant's telephone number, including area code)
Not Applicable (Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ARC	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

On July 26, 2023, ARC Document Solution, Inc. (the “Company”) was informed by Armanino LLP (“Armanino”), the Company’s independent registered public accounting firm, of Armanino’s decision to resign and not to stand for re-appointment as the Company’s independent registered public accounting firm. Armanino informed the Company that its decision to resign and not to stand for re-appointment was due to Armanino’s transition away from providing financial statement audit services to public companies.

Armanino is not required to, and did not, seek the Company’s consent to its decision not to stand for re-appointment as the Company’s independent registered public accounting firm. As a result, neither the Company’s Board of Directors, nor the Audit Committee, took part in Armanino’s decision.

Armanino is continuing its engagement with the Company in connection with the quarterly period ended June 30, 2023, and the quarterly period ending September 30, 2023, if requested to do so by the Company. In light of Armanino’s decision, the Audit Committee of the Company’s Board of Directors has initiated a process to select a new accounting firm to serve as the Company’s independent registered public accounting firm.

Armanino has served as the Company’s independent registered public accounting firm since March 2020, and has audited the Company’s financial statements as of and for the fiscal years ended December 31, 2021 and 2022. Armanino’s audit reports on the Company’s consolidated financial statements did not contain any adverse opinion or disclaimer of opinion, nor were the reports qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2021 and 2022, and during the subsequent interim period through July 27, 2023, there have been (a) no disagreements with Armanino on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Armanino's satisfaction, would have caused Armanino to make reference to the subject matter thereof in connection with its reports for such periods, and (b) no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided Armanino with a copy of the above statements and has requested that Armanino furnish it with a letter addressed to the United States Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated July 27, 2023, is attached as Exhibit 16 to this report.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

16.1	Letter from Armanino LLP addressed to the United States Securities and Exchange Commission, dated July 27, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 27, 2023	ARC DOCUMENT SOLUTIONS, INC. By: /s/ Jorge Avalos Jorge Avalos Chief Financial Officer

Exhibit Index
Exhibit No.	Description

16.1	Letter from Armanino LLP addressed to the United States Securities and Exchange Commission, dated July 27, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)